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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 24, 2000


                               USA NETWORKS, INC.
        (Exact Name of Registration business as Specified in Its Charter)

           Delaware                     0-20570                59-2712887
(State or other Jurisdiction of                               (I.R.S. Employer
        incorporation)          (Commission File Number)  Identification Number)

                 152 West 57th Street, New York, New York 10019
          (Address, including zip code, of Principal Executive Offices)

                                 (212) 314-7300
               (Registrant's telephone number including area code)





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Item 5.  Other Events.

         On Thursday, February 24, 2000, USA Networks, Inc. ("USAi") completed a two-for-one stock split in the form of a dividend (the "Dividend") to shareholders of record of USAi's Common Stock and Class B Common Stock as of the close of business on February 10, 2000. The price of USAi's shares of Common Stock, traded on The Nasdaq Stock Market under the symbol "USAI," was adjusted to reflect the Dividend commencing Friday, February 25, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      USA NETWORKS, INC.



                                      By:    /s/ Thomas J. Kuhn
                                           -----------------------------------
                                           Name: Thomas J. Kuhn
                                           Title: Senior Vice President
                                                  and General Counsel



Date:  February 25, 2000